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                                                                   Exhibit 10.25


                       NAI Highland Commercial Group, LLC
                             2 North Cascade Avenue
                                    Suite 800
                         Colorado Springs, CO 80903-1627
                       Phone: 7195770044, Fax: 7195770048

     The printed portions of this form, except differentiated additions, have been approved by the Colorado Real Estate
     Commission. (AE41-5-04)

    THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                       AGREEMENT TO AMEND/EXTEND CONTRACT

                                                        Date: January 11. 2005
                                                             ----------------
     1. This agreement amends the Contract dated October 18, 2004 between Bishop Powers, Ltd a Colorado Limited Partnership

     ,(Seller) and
   Galley-Powers One, LLC and/or assigns


     (Buyer), relating to the sale and purchase of the following described real estate in the County of El Paso,
                             -------
     Colorado:
     Tract A, Creekside Subdivision Filing I
     known as No.
     na                                                             ,(Property).
     -------------------------------------------------------------------------
     Street Address                 City              State   Zip

     2. ss.2c. Dates and Deadlines.
               --------------------
        (NOTE: IF A DATE OR DEADLINE IS LEFT BLANK, IT MEANS "NO CHANGE"]
         -----------------------------------------------------------------
        [Note: The Dates and Deadlines table may be deleted if inapplicable]
         --------------------------------------------------------------------




   Item     No.Reference         Event                                                   Date or Deadline
   1A       ss.5a                Loan Application Deadline                               NA
   2        ss.5b                Loan Commitment Deadline                                NA
   3        ss.5c                Buyer's Credit Information Deadline                     NA
   4        ss. 5c               Disapproval of Buyer's Credit Deadline                  NA
   5        & 5d                 Existing Loan Documents Deadline                        NA
   6        ss. 5d               Objection to Existing Loan Documents                    NA
   7        ss. 5d               Approval of Loan Transfer Deadline                      NA
   8        ss. 6a(4)            Appraisal Deadline                                      NA
   9        ss.7a                Title Deadline                                          January 18, 2005
   10       ss.7c                Survey Deadline                                         NA
   I I      ss.8C                Survey Objection Deadline                               NA
   12       ss.7b                Document Request Deadline                               10 DAYS FROM MEC
   13       ss. 7d(2) ss. 8a     Governing Documents Objection Deadline                  20 DAYS FROM RECEIPT
                          and Title Objection Deadline
   14       ss. 8b               Off-Record Matters Deadline                             January 18, 2005
   15       ss. 8B               Off-Record Matters Objection Deadline                   20 DAYS FROM RECEIPT
   16       ss. 8F               Right Of First Refusal Deadline                         SATISFIED
   17       ss.10                Seller's Property Disclosure Deadline                   10 DAYS FROM MEC


PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
No. AE41-5-04, AGREEMENT TO AMEND/EXTEND CONTRACT. Colorado Real Estate
Commission
RealFAST Software, 2005, Version 6.16. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      01/12/05  10:22:26                                          Page 1 of 2

Buyer(s) E                                                                                                      Seller(s)   SLM
        ----------                                                                                                       ---------

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
   18       4 10a                Inspection Objection Deadline                           March 18, 2005
   19       4 10b                Resolution Deadline                                     10 DAYS FROM OBJECTIONS
   20       ss.10c               Property Insurance Objection Deadline                   NA
   21       ss.11                Closing Date                                            15 DAYS FROM DP APPROVA
   22       ss.16                Possession Date                                         UPON CLOSING
   23       416                  Possession Time                                         UPON CLOSING
   24       427                  Acceptance Deadline Date                                n/a
   25       427                  Acceptance Deadline Time                                5:00 PM MDT
   n/a      n/a                  n/a                                                     n/a
   n/a      n/a                  n/a                                                     n/a


     3. Other dates or deadlines set forth in the contract shall be changed as follows:
     Buyer shall have 4 months from the Inspection Objection Deadline to get approval from the City for its development plan. If despite good faith efforts by the Buyer to obtain said approval it has not been received by the above date then Buyer shall be entitled to two (2) thirty (30) day extensions of this deadline by giving written notice prior to expiration of the contingency period, or extension thereof, that it intends to extend the contingency period.



     4. Additional amendments:
     none

   All other terms and conditions of the contract shall remain the same.
This proposal shall expire unless accepted in writing by Seller and Buyer as evidenced by their signatures below and the offering party to this document receives notice of acceptance on or before January 14, 2005. 2400 MST
                                                         ----------------- --------
                                                              Date          Time


Bishop Powers, Ltd a Colorado Limited Partnership
SELLER   /s/  Sherry L. Moore                                 DATE  01/12/05
       ------------------------------------------------------     -------------
By:           Sherry L. Moore, Vice President

Galley-Powers One, LLC and/or assigns
BUYER    /s/  Stephen P. Engel                                DATE  01/12/05
       ------------------------------------------------------     -------------
By:           Stephen P. Engel


PREPARED BY AGENT:  James E. Spittler, Jr., SIOR, Broker
No. AE41-5-04, AGREEMENT TO AMEND/EXTEND CONTRACT. Colorado Real Estate
Commission
RealFAST Software, 2005, Version 6.16. Software Registered to Bonnie K. Nuss, NAI Highland Commercial Group, LLC.
                                                      01/12/05  10:22:26                                          Page 2 of 2

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